EMPLOYMENT AGREEMENT



     EMPLOYMENT AGREEMENT made as of the 10th day of September, 1996, between American Bingo & Gaming Corp. (the "Company"), and Gregory Wilson (the "Employee").

     1.       Employee Duties.  The Company hereby employs the Employee as its
              ---------------
Chief Executive Officer for the Term (as hereinafter defined), with such responsibilities and duties as the Board of Directors may from time to time determine consistent with such job titles. The Employee shall devote his full working time to the performance of his responsibilities and duties hereunder provided, however, that nothing herein contained shall restrict the Employee from serving as a consultant to and/or acting as a director in other entities not in competition with the Company provided that such services do not materially interfere with the performance by the Employee of his duties hereunder or detrimentally effect the Company or its business.

     2.          Term of Agreement.  The term of employment (the "Term") shall
                 -----------------
commence on October 1, 1997, and end on September 30, 2002, unless renewed in accordance with the terms hereof.

     3.       Compensation.  Base Salary.  Employee shall receive an aggregate
              ------------   -----------
base salary at the rate of $225,000 per annum during the first year of the Employment Term. Thereafter, installments of base salary shall be paid not less frequently than bi-weekly.

     4.      Cash Bonuses.  Commencing with the Company's 1997 fiscal year and
             ------------
for each additional year of employment under this Agreement, an annual cash bonus pool ("Bonus Pool") will be created for the benefit of all management personnel of the Company who earn more than $60,000 per year. The Bonus Pool shall be comprised of an amount which shall equal 2% of the net operating income of the Company as reported on the Company's certified income of $2,000,000 or greater in such year. The maximum Bonus Pool in any year shall not exceed $400,000. The Employee shall be eligible to participate in the Bonus Pool. The Board by unanimous vote may allow any other employee of the Company to participate in the Bonus Pool The Bonus Pool will be distributed 30 days after the Company's receipt of its certified financial statements for such year in accordance with the directions of the Board of Directors of the Company. In the event the Board can not unanimously agree on the distribution of the Bonus Pool, the Bonus Pool will be distributed as follows:

     (i) If there are only two members of management eligible to participate in the Bonus Pool, the Employee shall receive 75% of the Bonus Pool; or

     (ii) If there are three or more members of management eligible to participate in the Bonus Pool, the Employee shall receive 50% of the Bonus Pool and the balance shall be distributed among the remaining members of management eligible to participate in the Bonus Pool on a pro rata basis relative to the dollar amount of their respective annual salaries.

     5.      Stock Options.  Employee shall receive upon signing this contract
             -------------
options to purchase 300,000 shares of the Company's common stock. The options shall be exercisable at the purchase price of $0.95625 per share and shall vest at the rate of 8,334 shares per month until fully vested. The options shall be "statutory" options as described in the Company's 1996 Employee Stock Option Plan, and shall be and remain subject to all of the terms and conditions of such plan. The options will expire ten years from the date of vesting. In the event of termination of Employee's employment, all unvested options will become immediately vested.

     6.          Other  Fringe Benefits.  Employee shall receive the following
                 ----------------------
benefits  during  the  Term  of  Employment:

     (i) Pension and profit sharing plan participation, comprehensive health, accident, major medical, dental, disability and life insurance protection in accordance with the general policies of the Company as in effect from time to time; and

     (ii)    An  automobile;  and

          (iii) A term life insurance policy in the amount of Five Million Dollars ($5,000,000) to be owned by Company with beneficiaries designated by Employee. Employee may at any time during the term of this Agreement or within one year after its termination require Company to assign said policy to Employee or Employee's designee.

     7.       Reimbursement of Expenses.  The Company shall reimburse Employee
              -------------------------
for all reasonable, ordinary and necessary expenses incurred by him in the performance of his duties hereunder, provided that Employee accounts to the Company therefore in the manner prescribed by the Company for reimbursement of Employee's expenses.

     8.         Vacation.  Employee shall be entitled to 30 business days paid
                --------
vacation  each  year  during  the  term  hereof.   Unused vacation days may be
accumulated  from  year  to  year.

     9.          Term of Employment.  Term of Employment shall mean the period
                 ------------------
commencing on the date provided in Section "2" and ending on the earliest to occur of:

     (i)          The  death  of  Employee;

     (ii) The Termination Date or such later date as may be set by mutual consent expressed in a writing signed by both parties hereto; or
         (iii) Termination for cause pursuant to Article 10.1 of this Employment Agreement.

     10.       Termination of Employment for Cause.  The Employee's employment
               -----------------------------------
hereunder  may  only  be  terminated  for  cause  in  the  event  that:

     (i) The Employee willfully violates a material provision of this Agreement, which violation materially and adversely affects the Company; or

     (ii) The Employee is convicted of a felony (as determined by final judgment of a court of competent jurisdiction) in connection with the performance of his duties hereunder, which conduct materially and adversely affects the Company.

     11.          Death of Employee.  If Employee's employment hereunder shall
                  -----------------
terminate because of his death, this Agreement shall forthwith terminate, except that Employee's personal representative shall be entitled to receive all cash compensation accrued in favor of Employee under Sections 3 and 4 but unpaid as of the date of death, and upon Employee's death all options described in Section 5 shall vest and pass to said personal representative for the benefit of Employee's estate.

     12.         Warranties and Representations of the Employee.  The Employee
                 ----------------------------------------------
warrants and represents that the Employee is not subject to any agreement, contract, judgment, decree or limitation the effect of which would prohibit, limit or otherwise restrict the employment of the Employee by the Company pursuant to the terms of this Agreement.

     13.          Services  on Behalf of Subsidiary Companies.  The Employee's
                  -------------------------------------------
services hereunder shall be performed on behalf of the Company and on behalf of each subsidiary of the Company whether now existing or hereafter formed. For purposes of this Agreement, the "Company" shall refer to and include each of the subsidiaries of the Company, which subsidiaries are jointly and severally responsible for the performance of the Company's obligations hereunder.

     14.     Notices  All notices, requests, consents and other communications
             -------
required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     If  to  the  Employee:

     Gregory  Wilson
     1617  Watchhill  Road
     Austin,  Texas  78703

     If  to  the  Company:

     American  Bingo  &  Gaming  Corp.
     515  Congress  Avenue,  Suite  1200
     Austin,  Texas  78701

     15.     Governing Law.  This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the local laws of the State of Texas applicable to agreements made and to be performed entirely in such state.

     16.     Headings and Captions.  The section headings contained herein are
             ---------------------
for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     17.     Entire Agreement.  This Agreement sets forth the entire agreement
             ----------------
and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements, and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for the alleged representation, promise or inducement not so set forth.

     18.          Assignment.    This Agreement, and the Employee's rights and
                  ----------
obligations hereunder, may not be assigned by the Employee. The Company may freely assign its rights, together with its obligations, hereunder with any consent of the Employee in such an event the obligations of the Company hereunder shall be binding on its successor or assigns, whether by merger, consolidation, or acquisition of all or substantially all of its business or assets, or otherwise.

     19.          Amendments:    No  Waivers.   This Agreement may be amended,
                  --------------------------
modified, superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     AMERICAN  BINGO  &  GAMING  CORP.

 /s/ GREGORY  WILSON
     By:__________________________
     GREGORY  WILSON

 /s/ GREGORY  WILSON
     __________________________
     GREGORY  WILSON

                             EMPLOYMENT AGREEMENT



     EMPLOYMENT AGREEMENT ("Agreement") made as of the 10th day of September, 1996, between American Bingo & Gaming Corp. (the "Company"), and Courtland L. Logue, Jr. (the "Employee").

     1.       Employee Duties.  The Company hereby employs the Employee as its
              ---------------
Chairman of the Board, with such responsibilities and duties as the Board of Directors may from time to time determine consistent with such job titles. The Employee shall devote adequate time to the Company to accomplish the assigned responsibilities.

     2.     Term of Agreement.  Employment under this Agreement shall commence
            -----------------
on the date first shown above and continue for three (3) years unless earlier terminated at any time at the will of either Employer or Employee.

     3.          Compensation.
                 ------------

     Options.    Employee  shall receive as compensation for his services over
     -------
the term of this Agreement options to purchase 325,000 shares of the Company's common stock, exercisable at the price of $0.95625 per share. Said options shall vest at the rate of 9,500 shares per month.

The options shall be "non-statutory" options as described in the Company's 1996 Employee Stock Option Plan and shall be and remain subject to all of the terms and conditions of such plan as they pertain to "non-statutory options". Upon termination of employment hereunder by either party all non-vested options will be cancelled, except that Employee will receive options for a minimum of 200,000 shares.

     "Piggy-Back" Rights.  Whenever, during the period commencing September 1,
     -------------------
1996, and continuing until April 1, 2000, the Company proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement (other than a Form S-4 or S-8, or an S-3 used in conjunction with an S-8 (which S-3 is filed solely to facilitate resales by affiliates of the Company, of shares issued under employee stock incentive plans, or comparable registration statements) it shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Employee at his address appearing on the record of the Company, and shall include in such filing all or a portion of the registrable shares underlying Employee's vested options upon receipt by the Company, no less than 10 days prior to the proposed filing date, of a request therefor, subject to the right of the managing underwriter, in any such offering that is underwritten, to limit or eliminate entirely the number of securities that may be included in such offering on a pro rata basis
                                                                --------
with any other person on whose behalf securities are being registered. Employee shall be free to simultaneously exercise vested options granted to him hereunder, and promptly resell the shares of common stock underlying such options, subject to the provisions of any underwriting agreement which may then be binding upon the Company and/or its officers, directors or major shareholders and subject to the provisions of applicable law.

     4.          Cash  and  Stock  Bonuses.    Any  bonuses over and above the
                 -------------------------
compensation described above will be based on the Company's performance, Employee's performance, and in the absolute discretion of the Board of Directors.

     5.          Other  Fringe Benefits.  Employee shall receive the following
                 ----------------------
benefits during the Term of Employment: comprehensive health, accident, major medical, dental, disability and life insurance protection in accordance with the general policies of the Company as in effect from time to time, and a Company vehicle.

     6.       Reimbursement of Expenses.  The Company shall reimburse Employee
              -------------------------
for all reasonable, ordinary and necessary expenses incurred by him in the performance of his duties hereunder, provided that Employee accounts to the Company therefore in the manner prescribed by the Company for reimbursement of Employee's expenses.

     7.         Vacation.  Employee shall be entitled to 15 business days paid
                --------
vacation  each  year  during  the  term  hereof.

     8.          Non-Disclosure  and  Non-Compete.
                 --------------------------------

     8.1  Non-Disclosure.   Employee agrees that all information pertaining to
          --------------
the prior, current or contemplated business of the Company, its parent, its subsidiaries, affiliates or its successors in interest (hereafter referred to collectively in this Section 8 as the Company), excluding publicly available information (in substantially the form in which it is publicly available) unless such information is publicly available by reason of unauthorized disclosure by Employee, constitutes valuable and confidential assets of the Company. Such information includes, without limitation, information related to trade secrets, customer and client lists, contract terms, legal and accounting advice and opinions, supplier lists, methods of doing business, financing techniques and sources and financial statements of the Company. Such Information is sometimes hereinafter referred to as "Confidential Information." Employee shall hold all such Confidential Information in trust and confidence for the Company and shall not use or disclose any such Confidential Information other than for the business of the Company or as required by law, either during the Term of Employment or after his employment terminates for whatever reason. Employee acknowledges that, prior to his employment with the Company, Employee had no previous experience, as owner, employee, or otherwise in the bingo or gaming business, and that Employee has gained valuable knowledge and experience in such business through his employment with Employer.

     8.2         Non-Competition.  As a material part of the consideration for
                 ---------------
Employee's access to Confidential Information, and for the know-how and training provided to Employee by Company in the business of operation of bingo and gaming facilities, which Confidential Information, know-how and training Employee would not have otherwise received, and in consideration for renegotiated employee stock options being issued to Employee in connection with this Agreement which are given upon terms more favorable to Employee than options previously issued or promised to him, Employee covenants and agrees that, during the term of Employee's employment with the Company, and for a period of two years thereafter, Employee will not, within the Restricted Territory (defined below), directly or indirectly, promote, operate, manage, conduct, solicit, sell for, own, acquire any interest in, act as landlord to, or as employee, director, agent or consultant for, do business with, participate in, be connected with, or in any manner assist any other person, partnership, limited partnership or other entity which is engaged in, the business of operation of bingo games, video games, slot machines, or other similar games or machines. The "Restricted Territory" is that area which includes the states of Texas, South Carolina, Florida, Alabama, Mississippi, Oklahoma, and Kentucky, and any other state in which Employer or any of its affiliates is conducting the bingo or gaming business upon the date of termination of Employee's employment with the Company. Employee will observe and perform the provisions of this Article 8.2 in good faith, and will use no means or measures to circumvent the intent of this Article 8.2.

     8.3  Enforcement.  In the event of a breach by Employee of the provisions
          -----------
of this Article 8.3, Employer shall have, in addition to any other remedies it may have at law or under this Agreement, the right to a temporary restraining order, temporary injunction and permanent injunction restraining Employee from violating or continuing a violation of the terms of this Article 8.3. Employee agrees that in the event of such breach the amount of damages would be difficult or impossible to determine, and agrees that a bond in the amount of $1,000.00 would be appropriate in connection with a temporary restraining order or temporary injunction.

     8.4   Severance, Reformation.  Should any court of competent jurisdiction
           ----------------------
hold any portion of this Article 8.4 to be unenforceable in whole or in part, such court shall be authorized and requested to sever the offending provision from this Article 8.4, and to reform this Article so as to comply as closely as possible with the intentions of the parties as stated herein, so that it will be enforceable by injunction.

     8.5      Survival of Termination.  The provisions of this Section 8 shall
              -----------------------
survive  termination  of  Employee's  employment.

     9.     Warranties and Representations of the Employee.  Employee warrants
            ----------------------------------------------
and represents that the Employee is not subject to any agreement, contract, judgment, decree, or limitation the effect of which would prohibit, limit or otherwise restrict the employment of the Employee by the Company pursuant to the terms of this Agreement.

     10.  Services on Behalf of Subsidiary Companies.  The Employee's services
          ------------------------------------------
hereunder shall be performed on behalf of the Company and on behalf of each subsidiary of the Company whether now existing or hereafter formed. For purposes of this Agreement, the "Company" shall refer to and include each of the subsidiaries of the Company.

     11.       Indemnification.  The Company agrees that it will indemnify and
               ---------------
hold harmless the Employee against any losses, claims, damages or liabilities (including, but not limited to, all costs of defense and investigation and all attorneys' fees) to which Employee may become subject, under the federal securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, or material omission from any registration statement or other document filed with the Securities and Exchange Commission or otherwise made public, where such untrue statement or material omission relates to matters outside of Employee's direct knowledge and upon which Employee relied upon reasonably and in good faith.

     12.          Notices.    All  notices,  requests,  consents  and  other
                  -------
communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     If  to  the  Employee:

     Courtland  L.  Logue,  Jr.
     3016  Hatley  Dr.
     Austin,  Texas  78746

     If  to  the  Company:

     American  Bingo  &  Gaming  Corp.
     515  Congress  Avenue,  Suite  1200
     Austin,  Texas  78701
     Attn:    Mr.  Greg  Wilson

     With  a  copy  to:

     Rodney  Varner
     Wilson  &  Varner,  L.L.P.
     301  Congress  Avenue,  Suite  2025
     Austin,  Texas  78701

     13.     Governing Law.  This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the local laws of the State of Texas applicable to agreements made and to be performed entirely in such state. In any litigation for enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover his or its reasonable legal fees, costs and expenses, in addition to any other remedies provided at law or in equity.

     14.     Headings and Captions.  The section headings contained herein are
             ---------------------
for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     15.     Entire Agreement.  This Agreement sets forth the entire agreement
             ----------------
and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.


     16.          Assignment.    This Agreement, and the Employee's rights and
                  ----------
obligations hereunder, may not be assigned by the Employee. The Company may freely assign its rights, together with its obligations, hereunder without consent of the Employee. In such event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation, or acquisition of all or substantially all of its business or assets, or otherwise.

     17.     Amendments:  No Waiver.  This Agreement may be amended, modified,
             ----------------------
superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     AMERICAN  BINGO  &  GAMING  CORP.

 /s/ GREGORY  WILSON
     By:__________________________
     GREGORY  WILSON


 /s/ COURTLAND  L.  LOGUE,  JR.
     ________________________________
     Courtland  L.  Logue,  Jr.

                             EMPLOYMENT AGREEMENT



     EMPLOYMENT AGREEMENT ("Agreement") made as of the 25th day of October, 1996, between American Bingo & Gaming Corp. (the "Company"), and John Richard Henry (the "Employee").

     1.     Employee Duties.  The Company hereby employs the Employee as Chief
            ---------------
Operations Officer, with such responsibilities and duties as may be directed by the Company's President or Board of Directors from time to time. The Employee shall devote his full working time to the performance of his responsibilities and duties hereunder and shall not, directly or indirectly, render services to any other person or organization for which he receives compensation without the consent of the Company's Board of Directors or otherwise engage in any activities which materially interfere with the performance by the Employee of his duties hereunder or detrimentally affect the Company or its business.

     2.         Term of Employment.  The term of employment (the "Term") shall
                ------------------
commence on the date of this Agreement and continue for three (3) years unless earlier terminated at any time at the will of either Employee or the Company.

     3.          Compensation.
                 ------------

     Base  Salary.   Employee shall receive an aggregate annual base salary at
     ------------
the rate of $70,000 per annum during the employment term. Installments of base salary shall be paid not less frequently than bi-weekly. Annual salary increases, if any, will be determined by the Company's President and the Company's Board.

     4.       Bonuses.  Commencing with the Company's 1996 fiscal year and for
              -------
each additional year of employment under this Agreement, an annual cash bonus pool ("Bonus Pool") will be created for the benefit of management personnel of the Company who earn more than $60,000 per year. The Bonus Pool shall be comprised of an amount which shall equal 2% of the net operating income of the Company as reported on the Company's certified financial statements for the year in question provided that the Company reported net operating income of $2,000,000 or greater in such year. The maximum Bonus Pool in any year shall not exceed $400,000. The Employee shall be eligible to participate in the Bonus Pool. The Board by unanimous vote may allow any other employee of the Company to participate in the Bonus Pool. The Bonus Pool will be distributed 30 days after the Company's receipt of its certified financial statements for such year in accordance with the directives of the Board of Directors of the Company. In the event the Board can not unanimously agree to the distribution of the Bonus Pool, the Bonus Pool will be distributed as follows:

The Company's Chief Executive Officer shall receive 50% of the Bonus Pool and the balance distributed among the remaining members of management, including the Employee, on a pro rata basis relative to the dollar amount of their respective annual salaries.

     The Board may, in its sole discretion, award to the Employee additional Bonuses beyond the Bonus Pool.

     5.          Employee  Stock  Options.  The Company agrees to grant to the
                 ------------------------
Employee options to purchase 150,000 shares of its common stock as outlined in Attachment 1 hereto. The options will be subject to all terms and conditions of the Company's 1994, 1995 and 1996 Stock Plans, and shall be "statutory" options under said plans. The Company will take appropriate legal steps to propose amendments to the 1996 Stock Option Plan which would increase the number of authorized options so as to enable Employee to purchase a total of 150,000 shares to vest to Employee. The options shall vest according to the schedule shown on Attachment 1.

     In addition, all Options shall vest in favor of the Employee in the event that a significant change in ownership of the Company occurs. A significant change shall be deemed to occur for purposes of this Agreement only in the event that shares owned by the Company's Chairman and members of his family change by greater than 20% of the total amount of shares of the Company's common stock outstanding. Prior to such event, a significant change in ownership will not be created in the event the Company conducts a secondary public offering, engages in a private placement of its securities or enters into an acquisition agreement pursuant to which the Company is the survivor and the Company controls the company acquired. Employee may sell the stock represented by his vested and exercised options in any quarter after vesting subject to Rule 144 restrictions. The number of shares and pricing thereof for the option shares shall be proportionally adjusted for any and all stock splits during the term of this Agreement. Any options not exercised five years after vesting will be cancelled and will be of no force and effect.

     6.          Other  Fringe Benefits.  Employee shall receive the following
                 ----------------------
benefits  during  the  Term  of  Employment.

     (a) Comprehensive family health and major medical coverage in accordance with the general policies of the Company as in effect from time to time; and

     (b) Payment on behalf of the Employee of Oklahoma Bar Association filing fees and continuing education fees.

     (c)          Use  of  a  company  vehicle  without  assessment.

     7.       Reimbursement of Expenses.  The Company shall reimburse Employee
              -------------------------
for all reasonable, ordinary and necessary expenses incurred by him in the performance of his duties hereunder, provided that Employee accounts to the Company therefore in the manner prescribed by the Company for reimbursement of Employee's expenses.

     8.          Vacation.    Employee  shall be entitled to a three week paid
                 --------
vacation  each  year  during  the  term  hereof.

     9.         Effect of Termination of Employment.  If Employee's employment
                -----------------------------------
hereunder shall be unilaterally terminated by the Company without Employee's consent, then the unvested options will vest proportionally based upon the number of months of Employee's service to the Company under this Agreement. If Employee's employment is terminated voluntarily by Employee or with Employee's consent, all options which have not vested as of the termination date will be cancelled and this Agreement shall forthwith terminate, provided, that Employee's obligations under Section 11 shall continue unaffected.

     10.          Death of Employee.  If Employee's employment hereunder shall
                  -----------------
terminate because of his death, this Agreement shall forthwith terminate, except that Employee's personal representative shall be entitled to receive all cash compensation accrued in favor of Employee but unpaid as of the date of death, as well as all of Employee's vested stock options. All rights of Employee's personal representative to receive any further compensation hereunder or under any other plan, arrangement or procedure of the Company shall terminate to the extent not theretofore vested, except for any rights which arise by virtue of Employee's death under any such plan, arrangement or procedure.

     11.          Non-Disclosure  and  Non-Compete.
                  --------------------------------

     11.1  Non-Disclosure.  Employee agrees that all information pertaining to
           --------------
the prior, current or contemplated business of the Company, its parent, its subsidiaries, affiliates or its successors in interest (hereafter referred to collectively in this Section 11 as the Company), excluding publicly available information (in substantially the form in which it is publicly available) unless such information is publicly available by reason of unauthorized disclosure by Employee, constitutes valuable and confidential assets of the Company. Such information includes, without limitation, information related to trade secrets, customer and client lists, contract terms, legal and accounting advice and opinions, supplier lists, methods of doing business, financing techniques and sources and financial statements of the Company. Such Information is sometimes hereinafter referred to as "Confidential Information." Employee shall hold all such Confidential Information in trust and confidence for the Company and shall not use or disclose any such Confidential Information other than for the business of the Company or as required by law, either during the Term of Employment or after his employment terminates for whatever reason. Employee acknowledges that, prior to his employment with the Company, Employee had no previous experience, as owner, employee, or otherwise in the bingo or gaming business, and that Employee has gained valuable knowledge and experience in such business through his employment with Employer.

     11.2        Non-Competition.  As a material part of the consideration for
                 ---------------
Employee's access to Confidential Information, and for the know-how and training provided to Employee by Company in the business of operation of bingo and gaming facilities, which Confidential Information, know-how and training Employee would not have otherwise received, and in consideration for renegotiated employee stock options being issued to Employee in connection with this Agreement which are given upon terms more favorable to Employee than options previously issued or promised to him, Employee covenants and agrees that, during the term of Employee's employment with the Company, and for a period of two years thereafter, Employee will not, within the Restricted Territory (defined below), directly or indirectly, promote, operate, manage, conduct, solicit, sell for, own, acquire any interest in, act as landlord to, or as employee, director, agent or consultant for, do business with, participate in, be connected with, or in any manner assist any other person, partnership, limited partnership or other entity which is engaged in, the business of operation of bingo games, video games, slot machines, or other similar games or machines. The Restricted Area is the geographical area within fifty (50) miles of each and every bingo or gaming facility owned, leased or operated by Company, except that after termination of Employee's employment, the Restricted Area shall be limited to the geographical area within fifty (50) miles of each such facility owned, leased or operated by Company as of the date of termination of Employee's employment. Employee will observe and perform the provisions of this Article 11.2 in good faith, and will use no means or measures to circumvent the intent of this Article 11.2.

     11.3          Enforcement.    In the event of a breach by Employee of the
                   -----------
provisions of this Article 11.3, Employer shall have, in addition to any other remedies it may have at law or under this Agreement, the right to a temporary restraining order, temporary injunction and permanent injunction restraining Employee from violating or continuing a violation of the terms of this Article
11.3. Employee agrees that in the event of such breach the amount of damages would be difficult or impossible to determine, and agrees that a bond in the amount of $1,000.00 would be appropriate in connection with a temporary restraining order or temporary injunction.

     11.4          Severance,  Reformation.    Should  any  court of competent
                   -----------------------
jurisdiction hold any portion of this Article 11 to be unenforceable in whole or in part, such court shall be authorized and requested to sever the offending provision from this Article 11, and to reform this Article so as to comply as closely as possible with the intentions of the parties as stated herein, so that it will be enforceable by injunction.

     11.5      Breach of Article 11.  Since a breach of the provisions of this
               --------------------
Article 11 could not be adequately compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to an injunction restraining such breach or threatened breach, and in either case no bond or other security shall be required in connection therewith, and Employee hereby consents to the issuance of such injunction. Employee agrees that the provisions of this Article 11 are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Article 11 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restrictions shall then be enforceable in the manner contemplated hereby.

     12.         Warranties and Representations of the Employee.  The Employee
                 ----------------------------------------------
warrants and represents that the Employee is not subject to any agreement, contract, judgment, decree, or limitation the effect of which would prohibit, limit or otherwise restrict the employment of the Employee by the Company pursuant to the terms of this Agreement.

     13.  Services on Behalf of Subsidiary Companies.  The Employee's services
          ------------------------------------------
hereunder shall be performed on behalf of the Company and on behalf of each subsidiary of the Company whether now existing or hereafter formed. For purposes of this Agreement, the words "Company" and "Employer" shall refer to and include each of the subsidiaries of the Company.

     14.          Notices.    All  notices,  requests,  consents  and  other
                  -------
communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     If  to  the  Employee:

     John  Richard  Henry
     1810  Intervail  Drive
     Austin,  Texas  78746

     If  to  the  Company:

     American  Bingo  &  Gaming  Corp.
     515  Congress  Avenue,  Suite  1200
     Austin,  Texas  78701
     Attn:    Mr.  Greg  Wilson

     With  a  copy  to:

     Rodney  Varner
     Wilson  &  Varner,  L.L.P.
     301  Congress  Avenue,  Suite  2025
     Austin,  Texas  78701

     15.     Governing Law.  This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the local laws of the State of Texas applicable to agreements made and to be performed entirely in such state.

     16.     Headings and Captions.  The section headings contained herein are
             ---------------------
for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     17.     Entire Agreement.  This Agreement sets forth the entire agreement
             ----------------
and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     18.          Assignment.    This Agreement, and the Employee's rights and
                  ----------
obligations hereunder, may not be assigned by the Employee. The Company may freely assign its rights, together with its obligations, hereunder without consent of the Employee. In such event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation, or acquisition of all or substantially all of its business or assets, or otherwise.

     19.     Amendments:  No Waiver.  This Agreement may be amended, modified,
             ----------------------
superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     AMERICAN  BINGO  &  GAMING  CORP.

 /s/ GREGORY  WILSON
     By:__________________________
     GREGORY  WILSON


 /s/ JOHN  RICHARD HENRY
     ________________________________
     John  Richard  Henry

                             EMPLOYMENT AGREEMENT



     EMPLOYMENT AGREEMENT ("Agreement") made as of the 29th day of October, 1996, between American Bingo & Gaming Corp. (the "Company"), and
John  T.  Orton  (the  "Employee").

     1.     Employee Duties.  The Company hereby employs the Employee as Chief
            ---------------
Financial Officer, with such responsibilities and duties as may be directed by the Company's President or Board of Directors from time to time. The Employee shall devote his full working time to the performance of his responsibilities and duties hereunder and shall not, directly or indirectly, render services to any other person or organization for which he receives compensation without the consent of the Company's Board of Directors or otherwise engage in any activities which materially interfere with the performance by the Employee of his duties hereunder or detrimentally affect the Company or its business.

     2.         Term of Employment.  The term of employment (the "Term") shall
                ------------------
commence on the date of this Agreement and continue for three (3) years unless earlier terminated at any time at the will of either Employee or the Company.

     3.          Compensation.
                 ------------

     Base  Salary.   Employee shall receive an aggregate annual base salary at
     ------------
the rate of $70,000 per annum during the employment term. Installments of base salary shall be paid not less frequently than bi-weekly. Annual salary increases, if any, will be determined by the Company's President and the Company's Board.

     4.       Bonuses.  Commencing with the Company's 1996 fiscal year and for
              -------
each additional year of employment under this Agreement, an annual cash bonus pool ("Bonus Pool") will be created for the benefit of management personnel of the Company who earn more than $60,000 per year. The Bonus Pool shall be comprised of an amount which shall equal 2% of the net operating income of the Company as reported on the Company's certified financial statements for the year in question provided that the Company reported net operating income of $2,000,000 or greater in such year. The maximum Bonus Pool in any year shall not exceed $400,000. The Employee shall be eligible to participate in the Bonus Pool. The Board by unanimous vote may allow any other employee of the Company to participate in the Bonus Pool. The Bonus Pool will be distributed 30 days after the Company's receipt of its certified financial statements for such year in accordance with the directives of the Board of Directors of the Company. In the event the Board can not unanimously agree to the distribution of the Bonus Pool, the Bonus Pool will be distributed as follows:

The Company's Chief Executive Officer shall receive 50% of the Bonus Pool and the balance distributed among the remaining members of management, including the Employee, on a pro rata basis relative to the dollar amount of their respective annual salaries.

     The Board may, in its sole discretion, award to the Employee additional Bonuses beyond the Bonus Pool.

     5.          Employee  Stock  Options.  The Company agrees to grant to the
                 ------------------------
Employee options to purchase 150,000 shares of its common stock as outlined in Attachment 1 hereto. The options will be subject to all terms and conditions of the Company's 1994, 1995, and 1996 Stock Plans, and shall be "statutory" options under said plans. The Company will take appropriate legal steps to propose amendments to the 1996 Stock Option Plan which would increase the number of authorized options so as to enable Employee to purchase a total of 150,000 shares to vest to Employee. The options shall vest proportionally according to the schedule shown on Attachment 1.

     In addition, all Options shall vest in favor of the Employee in the event that a significant change in ownership of the Company occurs. A significant change shall be deemed to occur for purposes of this Agreement only in the event that shares owned by the Company's Chairman and members of his family change by greater than 20% of the total amount of shares of the Company's common stock outstanding. Prior to such event, a significant change in ownership will not be created in the event the Company conducts a secondary public offering, engages in a private placement of its securities or enters into an acquisition agreement pursuant to which the Company is the survivor and the Company controls the company acquired. Employee may sell the stock represented by his vested and exercised options in any quarter after vesting subject to Rule 144 restrictions. The number of shares and pricing thereof for the option shares shall be proportionally adjusted for any and all stock splits during the term of this Agreement. Any options not exercised five years after vesting will be cancelled and will be of no force and effect.

     6.          Other  Fringe Benefits.  Employee shall receive the following
                 ----------------------
benefits  during  the  Term  of  Employment.

     (a) Comprehensive family health and major medical coverage in accordance with the general policies of the Company as in effect from time to time; and

     (b) Payment on behalf of the Employee of Certified Public Accountant filing fees and continuing education fees.

     7.       Reimbursement of Expenses.  The Company shall reimburse Employee
              -------------------------
for all reasonable, ordinary and necessary expenses incurred by him in the performance of his duties hereunder, provided that Employee accounts to the Company therefore in the manner prescribed by the Company for reimbursement of Employee's expenses.

     8.      Vacation.  Employee shall be entitled to a two week paid vacation
             --------
each  year  during  the  term  hereof.

     9.         Effect of Termination of Employment.  If Employee's employment
                -----------------------------------
hereunder shall be unilaterally terminated by the Company without Employee's consent, then the unvested options will vest proportionally based upon the number of months of Employee's service to the Company under this Agreement. If Employee's employment is terminated voluntarily by Employee or with Employee's consent, all options which have not vested as of the termination date will be cancelled and this Agreement shall forthwith terminate, provided, that Employee's obligations under Section 11 shall continue unaffected.

     10.          Death of Employee.  If Employee's employment hereunder shall
                  -----------------
terminate because of his death, this Agreement shall forthwith terminate, except that Employee's personal representative shall be entitled to receive all cash compensation accrued in favor of Employee but unpaid as of the date of death as well as all of Employee's vested stock options. All rights of Employee's personal representative to receive any further compensation hereunder or under any other plan, arrangement or procedure of the Company shall terminate to the extent not theretofore vested, except for any rights which arise by virtue of Employee's death under any such plan, arrangement or procedure.

     11.          Non-Disclosure  and  Non-Compete.
                  --------------------------------

     11.1  Non-Disclosure.  Employee agrees that all information pertaining to
           --------------
the prior, current or contemplated business of the Company, its parent, its subsidiaries, affiliates or its successors in interest (hereafter referred to collectively in this Section 11 as the Company), excluding publicly available information (in substantially the form in which it is publicly available) unless such information is publicly available by reason of unauthorized disclosure by Employee, constitutes valuable and confidential assets of the Company. Such information includes, without limitation, information related to trade secrets, customer and client lists, contract terms, legal and accounting advice and opinions, supplier lists, methods of doing business, financing techniques and sources and financial statements of the Company. Such Information is sometimes hereinafter referred to as "Confidential Information." Employee shall hold all such Confidential Information in trust and confidence for the Company and shall not use or disclose any such Confidential Information other than for the business of the Company or as required by law, either during the Term of Employment or after his employment terminates for whatever reason. Employee acknowledges that, prior to his employment with the Company, Employee had no previous experience, as owner, employee, or otherwise in the bingo or gaming business, and that Employee has gained valuable knowledge and experience in such business through his employment with Employer.

     11.2        Non-Competition.  As a material part of the consideration for
                 ---------------
Employee's access to Confidential Information, and for the know-how and training provided to Employee by Company in the business of operation of bingo and gaming facilities, which Confidential Information, know-how and training Employee would not have otherwise received, and in consideration for renegotiated employee stock options being issued to Employee in connection with this Agreement which are given upon terms more favorable to Employee than options previously issued or promised to him, Employee covenants and agrees that, during the term of Employee's employment with the Company, and for a period of two years thereafter, Employee will not, within the Restricted Territory (defined below), directly or indirectly, promote, operate, manage, conduct, solicit, sell for, own, acquire any interest in, act as landlord to, or as employee, director, agent or consultant for, do business with, participate in, be connected with, or in any manner assist any other person, partnership, limited partnership or other entity which is engaged in, the business of operation of bingo games, video games, slot machines, or other similar games or machines. The "Restricted Territory" is that area which includes the states of Texas, South Carolina, Florida, Alabama, Mississippi, Oklahoma, and Kentucky, and any other state in which Employer or any of its affiliates is conducting the bingo or gaming business upon the date of termination of Employee's employment with the Company. Employee will observe and perform the provisions of this Article 11.2 in good faith, and will use no means or measures to circumvent the intent of this Article 11.2.

     11.3          Enforcement.    In the event of a breach by Employee of the
                   -----------
provisions of this Article 11.3, Employer shall have, in addition to any other remedies it may have at law or under this Agreement, the right to a temporary restraining order, temporary injunction and permanent injunction restraining Employee from violating or continuing a violation of the terms of this Article
11.3. Employee agrees that in the event of such breach the amount of damages would be difficult or impossible to determine, and agrees that a bond in the amount of $1,000.00 would be appropriate in connection with a temporary restraining order or temporary injunction.

     11.4          Severance,  Reformation.    Should  any  court of competent
                   -----------------------
jurisdiction hold any portion of this Article 11 to be unenforceable in whole or in part, such court shall be authorized and requested to sever the offending provision from this Article 11, and to reform this Article so as to comply as closely as possible with the intentions of the parties as stated herein, so that it will be enforceable by injunction.

     11.5      Breach of Article 11.  Since a breach of the provisions of this
               --------------------
Article 11 could not be adequately compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to an injunction restraining such breach or threatened breach, and in either case no bond or other security shall be required in connection therewith, and Employee hereby consents to the issuance of such injunction. Employee agrees that the provisions of this Article 11 are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Article 11 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restrictions shall then be enforceable in the manner contemplated hereby.

     12.         Warranties and Representations of the Employee.  The Employee
                 ----------------------------------------------
warrants and represents that the Employee is not subject to any agreement, contract, judgment, decree, or limitation the effect of which would prohibit, limit or otherwise restrict the employment of the Employee by the Company pursuant to the terms of this Agreement.

     13.  Services on Behalf of Subsidiary Companies.  The Employee's services
          ------------------------------------------
hereunder shall be performed on behalf of the Company and on behalf of each subsidiary of the Company whether now existing or hereafter formed. For purposes of this Agreement, the words "Company" and "Employer" shall refer to and include each of the subsidiaries of the Company.

     14.          Notices.    All  notices,  requests,  consents  and  other
                  -------
communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

     If  to  the  Employee:

     John  T.  Orton
     7203  Guava  Cove
     Austin,  Texas  78750

     If  to  the  Company:

     American  Bingo  &  Gaming  Corp.
     515  Congress  Avenue,  Suite  1200
     Austin,  Texas  78701
     Attn:    Mr.  Greg  Wilson

     With  a  copy  to:

     Rodney  Varner
     Wilson  &  Varner,  L.L.P.
     301  Congress  Avenue,  Suite  2025
     Austin,  Texas  78701

     15.     Governing Law.  This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the local laws of the State of Texas applicable to agreements made and to be performed entirely in such state.

     16.     Headings and Captions.  The section headings contained herein are
             ---------------------
for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     17.     Entire Agreement.  This Agreement sets forth the entire agreement
             ----------------
and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

     18.          Assignment.    This Agreement, and the Employee's rights and
                  ----------
obligations hereunder, may not be assigned by the Employee. The Company may freely assign its rights, together with its obligations, hereunder without consent of the Employee. In such event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation, or acquisition of all or substantially all of its business or assets, or otherwise.

     19.     Amendments:  No Waiver.  This Agreement may be amended, modified,
             ----------------------
superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     AMERICAN  BINGO  &  GAMING  CORP.

 /s/ GREGORY  WILSON
     By:__________________________
     GREGORY  WILSON


 /s/ JOHN  T.  ORTON
     ________________________________
     John  T.  Orton